UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 1, 2005

GOLD KIST INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50925	20-1163666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Perimeter Center Parkway, N.E., Atlanta, Georgia	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(770) 393-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 1, 2005, the Company presented the materials attached as Exhibit 99.1.

The presentation furnished as Exhibit 99.1 contains “forward-looking statements” as defined in the federal securities laws, regarding Gold Kist’s beliefs, anticipations, expectations or predictions for the future. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements are those described under “Risk Factors” in Gold Kist’s Quarterly Report on Form 10-Q for the quarter ended April 2, 2005 and subsequent filings with the Securities and Exchange Commission. Gold Kist undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated June 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD KIST INC.

/s/ Stephen O. West
Stephen O. West Chief Financial Officer and Vice President

Date: June 1, 2005

Exhibits Index

Exhibit No.	Description

99.1	Investor Presentation, dated June 1, 2005